UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 8, 2021
3M COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-3285	41-0417775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota		55144-1000
(Address of Principal Executive Offices)		(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (651) 733-1110
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	MMM	New York Stock Exchange
	MMM	Chicago Stock Exchange, Inc.
1.500% Notes due 2026	MMM26	New York Stock Exchange
0.375% Notes due 2022	MMM22A	New York Stock Exchange
0.950% Notes due 2023	MMM23	New York Stock Exchange
1.750% Notes due 2030	MMM30	New York Stock Exchange
1.500% Notes due 2031	MMM31	New York Stock Exchange
Note: The common stock of the Registrant is also traded on the SWX Swiss Exchange.
Securities registered pursuant to section 12(g) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On November 8, 2021, the Compensation Committee of the Company’s Board of Directors approved an amendment and restatement of the 3M Annual Incentive Plan (the “Restated Plan”), effective as of January 1, 2022.

The Restated Plan reflects the following material changes to the 3M Annual Incentive Plan, as currently in effect (the “Existing Plan”):

•Calculation of Incentive Compensation Amounts. The Restated Plan authorizes the plan administrator to establish the payout formula for each plan year, including the performance metrics, weightings, payout slopes, performance modifiers, performance goals, and other matters.
•Clarification of Individual Performance Multiplier. The Restated Plan clarifies the ability of the plan administrator to adjust a participant’s incentive compensation payout to zero based on individual performance.
•Plan Year. The Restated Plan clarifies the plan administrator’s ability to establish performance periods that differ from the calendar year.
•Calculation of Maximum Payout. The Restated Plan continues to limit each participant’s maximum payout to 200% of his/her target amount but clarifies that the value of payments made in the form of equity awards under the 3M Company 2016 Long-Term Incentive Plan (or any successor thereto) will be determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto).

Approximately 38,000 employees worldwide are expected to participate in the Restated Plan, including all of our executive officers. The foregoing summary of material changes to the Existing Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	3M Annual Incentive Plan, as amended and restated, effective as of January 1, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

By:	/s/ Ivan K. Fong

Ivan K. Fong,
Executive Vice President, Chief Legal and Policy Officer & Secretary
Dated: November 12, 2021